UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2006

Matrix Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 25, 2006, the Company accepted the resignation of David W. Kloos as the Company’s chief financial officer. On the same date, the Board of Directors appointed another executive officer, William D. Snider, who had previously served as the Company’s head of finance and risk management, as the Company’s new Chief Financial Officer.

While Mr. Kloos is no longer an executive officer of the Company, he remains as an employee of the Company and continues to serve as a director of the Company’s wholly owned subsidiary, Matrix Capital Bank.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2006

MATRIX BANCORP, INC.

By:/s/Theodore J. Abariotes
Name: Theodore J. Abariotes
Title: Senior Vice President and General Counsel

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